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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
          TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 2004


                          DANIELSON HOLDING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                     1-6732                95-6021257
           --------                     ------                -----------
(STATE OR OTHER JURISDICTION OF       (COMMISSION           (I.R.S. EMPLOYER
        INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)


                                  40 LANE ROAD
                           FAIRFIELD, NEW JERSEY 07004
                    ----------------------------- ----------

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (973) 882-9000
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

             -------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 15, 2004, Covanta Energy Corporation ("Covanta"), a subsidiary of Danielson Holding Corporation (the "Company"), together with certain of Covanta's subsidiaries (the "Borrower Subsidiaries"), entered into a First Amendment to Credit Agreement (the "First Lien Amendment") with certain lenders, Bank of America, N.A., as Administrative Agent ("Bank of America"), and Deutsche Bank Securities Inc., as Documentation Agent ("Deutsche Bank"). The Amendment modified the terms of the Credit Agreement, dated as of March 10, 2004, by and among Covanta, the Borrower Subsidiaries, certain lenders, Bank of America and Deutsche Bank (the "First Lien Credit Agreement").

         Also on December 15, 2004, Covanta, together with the Borrower Subsidiaries, entered into a First Amendment to Credit Agreement (the "Second Lien Amendment") with certain lenders and Bank One, N.A., as Administrative Agent ("Bank One"). The Amendment modified the terms of the Credit Agreement, dated as of March 10, 2004, by and among Covanta, the Borrower Subsidiaries, certain lenders and Bank One (the "Second Lien Credit Agreement"). The First Lien Amendment and the Second Lien Amendment are collectively referred to as the "Amendments," and the First Lien Credit Agreement and the Second Lien Credit Agreement are collectively referred to as the "Credit Agreements."

         The Amendments each modified the minimum consolidated net worth covenant of Covanta and its subsidiaries set forth in the respective Credit Agreements. In addition, both Amendments revised the respective Credit Agreements to permit Covanta and its subsidiaries to terminate, sell and/or assign obligations relating to certain landfill gas and wastewater projects, and to restructure the organization of certain biomass facilities.

         In connection with both Amendments, the Company executed an acknowledgement and consent, in which the Company agreed that the obligations of the Company under the Credit Agreements will not be impaired as a result of the Amendments.

         A copy of the First Lien Amendment is attached hereto as Exhibit 10.1, and a copy of the Second Lien Amendment is attached hereto as Exhibit 10.2. Both are incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired -- Not Applicable

(b)      Pro Forma Financial Information -- Not Applicable

(c)      Exhibits

         Exhibit No.       Exhibit
         -----------       -------

         10.1 First Amendment to Credit Agreement, dated December 15, 2004, by and among Covanta Energy Corporation, certain


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                           of its subsidiaries, certain lenders, Bank of
                           America, N.A., as Administrative Agent, and Deutsche Bank Securities Inc., as Documentation Agent

         10.2 First Amendment to Credit Agreement, dated December 15, 2004, by and among Covanta Energy Corporation, certain of its subsidiaries, certain lenders and Bank One, N.A., as Administrative Agent



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 16, 2004

DANIELSON HOLDING CORPORATION
(Registrant)



By:      /s/ Timothy J. Simpson
         -------------------------------------
Name:    Timothy J. Simpson,
Title:   Senior Vice President, General Counsel and Secretary




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                          DANIELSON HOLDING CORPORATION

                                  EXHIBIT INDEX

         Exhibit No.       Exhibit
         -----------       -------

         10.1 First Amendment to Credit Agreement, dated December 15, 2004, by and among Covanta Energy Corporation, certain of its subsidiaries, certain lenders, Bank of America, N.A., as Administrative Agent, and Deutsche Bank Securities Inc., as Documentation Agent

         10.2 First Amendment to Credit Agreement, dated December 15, 2004, by and among Covanta Energy Corporation, certain of its subsidiaries, certain lenders and Bank One, N.A., as Administrative Agent